WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021

Effective January 24, 2022, the information below replaces similar disclosure in the Summary Prospectus of the William Blair International Growth Fund under “Management”.

Portfolio Manager(s). Simon Fennell, a Partner of the Adviser, Kenneth J. McAtamney, a Partner of the Adviser, and Andrew Siepker, CFA, a Partner of the Adviser, co-manage the Fund. Mr. Fennell has co-managed the Fund since 2013. Mr. McAtamney has co-managed the Fund since 2017. Mr. Siepker has co-managed the Fund since 2022.

Dated: January 24, 2022

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.